Exhibit 10.41


                                 (TRANSLATION)



   Exhibit 1 to the Acknowledgment of Debt and Obligor Substitution Agreement entered into by and among Panamco Mexico, S.A. de C.V.,
                        Panamco Golfo, S.A. de C.V., and
    ING Bank (Mexico), S.A., Institucion de Banca Multiple, ING Baring Grupo
           Financiero (Mexico), S.A. de C.V., dated December 18, 2001


LOAN AGREEMENT ENTERED INTO BY AND BETWEEN:

I. ING BANK (MEXICO), S.A., INSTITUCION DE BANCA MULTIPLE, ING BARING GRUPO FINANCIERO, HEREINAFTER THE "BANK" HEREBY REPRESENTED BY MISS GERDA HITZ SANCHEZ JUAREZ

II.  PANAMCO  GOLFO,  S.A.  DE C.V.,  HEREINAFTER  "THE  BORROWER",  OR "PANAMCO
     GOLFO", HEREBY REPRESENTED BY MR BENJAMIN SANTANA RUIZ AND GERARDO PINTO URRUTIA;

III. WITH THE APPEARANCE OF PANAMCO MEXICO, S.A. DE C.V. HEREINAFTER THE "JOINT OBLIGOR AND GUARANTOR" HEREBY REPRESENTED BY MESSRS BENJAMIN SANTANA RUIZ AND GERARDO PINTO URRUTIA.

Pursuant to the following representations and clauses:

                                   BACKGROUND

A. On December 18, 2001, the Bank and Panamerican Beverages, Inc. (hereinafter "Panamco Holding") entered into a loan agreement in the amount of MXP$465,000,000.00 (Four hundred and sixty five million Pesos, Mexican currency) available from that date on. Panamco Mexico and Panamco Golfo were the joint obligors and guarantors in the above mentioned instrument.

B. Also, on December 18, 2001, but effective as of December 28, 2001, Panamco Holding, Panamco Mexico, Panamco Golfo and the Bank entered into an Acknowledgement of Debt and Obligor Substitution Agreement, by means of which (i) Panamco Mexico assumed all the Panamco Holding's obligations under the Loan mentioned in the preceding paragraph A, effective as of December 28, 2001; (ii) Panamco Golfo remained the joint obligor and guarantor; and (iii) Panamco Mexico undertook to assume the joint obligor and guarantor obligations, under identical terms and conditions as agreed in the above preceding paragraph A,


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     if the Bank authorizes the assignment of the Panamco Mexico  obligations as of December 28, 2001.

C. Finally, on December 18, 2001, but effective as of December 28, 2001, Panamco Mexico, Panamco Golfo and the Bank enter into an Acknowledgment of Debt and Obligor Substitution Agreement, by means of which (i) Panamco Golfo assumed all Panamco Mexico's obligations acquired as of December 28, 2001,under the Agreement referred to in the preceding paragraph B; and (ii) Panamco Mexico assumed all the joint obligor and guarantor's obligations of Panamco Golfo, under identical terms and conditions as agreed in the loan agreement referred to in the preceding paragraph A.

D. In the foregoing terms, Panamco Golfo, Panamco Mexico and the Bank wish to subscribe this agreement to reflect the terms and conditions to which they will be bound as of December 28, 2001.


                                 REPRESENTATIONS

I. THE BANK REPRESENTS THROUGH ITS REPRESENTATIVE:

1. That it is a stock company (sociedad anonima) duly organized and existing under the Mexican laws and authorized to operate as a multi-service bank, therefore it is vested with the required powers of attorney for the execution of, and compliance with, this agreement.

2. That its representatives have been conferred sufficient power and authority to appear in its name and stead in the execution and performance of this agreement and that such powers and authority have not been revoked in any manner whatsoever.

II. BORROWER REPRESENTS THROUGH ITS REPRESENTATIVE:

1.- That it is a company duly organized and existing under the laws of Mexico and that its representative has been granted sufficient power and authority to enter into this agreement and that such powers have not been limited or amended in any manner whatsoever.

2. That its corporate purposes includes the possibility of entering into the kind of transactions contemplated in this Agreement pursuant to the Borrower's by-laws as presently in effect, therefore this agreement is not in contravention of any of the provisions of said by-laws and it is authorized for execution thereof pursuant to the power vested in it according to the competent corporate bodies.

3. That it has provided the Bank with the information and documents that faithfully reflect the financial, accounting, legal and administrative condition of the company, and that the same served as the basis for execution of this agreement and to obtain the authorization of


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the  loan  subject  matter  hereof  and as of this  day,  such  information  and documentation has not been changed or modified in any manner whatsoever.


III. THE JOINT OBLIGOR AND GUARANTOR REPRESENT THROUGH THEIR REPRESENTATIVES.

1. That it is a company duly organized and existing under the laws of Mexico and its representatives have been granted sufficient power and authority to represent it herein, and that such powers and authority have not been limited or amended in any manner whatsoever.

2. That its corporate purpose includes the possibility of entering into the kind of transaction contemplated hereunder, as evidenced by its corporate by-laws as presently in effect; therefore this agreement does not contravene any of the provisions of their corporate by-laws and has been authorized by the competent corporate bodies.

3. That given their corporate, financial, administrative and legal relationship with the Borrower, it is its interest to be part of this agreement and become the Borrower's joint obligor and guarantor before the Bank with respect to the performance of all their obligations hereunder and therefore; they wish to become joint obligor and subscribe, as Guarantors, to the promissory note or notes to be issued to cover the advances of the loan subject matter hereof.

IV. THE PARTIES REPRESENT:

That they acknowledge the authority vested therein and the full force and effect of the provisions, representations and meanings in this Agreement.

Pursuant to the foregoing, the parties hereby grant the following:

                                     CLAUSES

FIRST. PURPOSE. By means of this agreement the Bank grants to the Borrower a Loan up to the amount of MXP 465,000,000.00 (Four hundred and sixty five million Pesos Mexican Currency) (hereinafter the "Loan").

The abovementioned principal does not include interest, delinquent interest, fees, accessories and other expenses to be paid by the Borrower to the Bank hereunder.

SECOND. DRAWDOWN. It is hereby certified that in accordance with the background chapter hereof, Panamco Holding has drawn the full amount of the Loan on December 18, 2001, by means of drawing of funds credited by the Bank to the Investment Account No. 572-1 (five seven two dash one) with Banco Nacional de Mexico, S.A., Institucion de Banca Multiple, Grupo Financiero Banamex, branch 660 (six hundred and sixty) in Mexico City, Federal District in the name of ING Bank (Mexico), S.A., Institucion de Banca Multiple, ING


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Baring Grupo Financiero (Mexico), S.A. de C.V., TO CREDIT CONTRACT No. 2486 (two
thousand four hundred and eighty six) held by Panamco Holding, Panamco Holding has subscribed a promissory note in the name of the Bank to evidence such drawdown;. On December 28, 2001, the Bank shall cancel and return the above mentioned promissory note to Panamco Holding, against the subscription and delivery by the Borrower to the Bank of one or several promissory notes in the name of the Bank to evidence such drawdown; the promissory note or notes to be subscribed by the Borrower in terms of Article 170 of the General Law of Negotiable Instruments and Credit Transactions and this Agreement.

promissory  note or notes to be subscribed by the Borrower  shall be in terms of
Article 170 of the General Law of Negotiable Instruments and Credit Transactions and this Agreement.

THIRD. USE OF THE CREDIT. The Borrower shall use the Loan proceeds precisely for corporate purposes of a general nature.

FOURTH. INTEREST AND FEES. Ordinary Interest. The Borrower shall pay to the Bank, during the term hereof, an ordinary interest on the outstanding principal amount of Loan to be computed at a rate equivalent to the TIIE Rate (as defined below) plus the Margin (as defined below).

The Borrower shall pay an ordinary interest on the outstanding principal amount of the Loan on each Interest Payment Date (as this term is defined below) from the date of the drawdown, pursuant to Clause Second above, until the Final Payment Date (as this term is defined below).

Should any Interest Payment Date be not a Business Day, the payment shall be made on the immediately preceding Business Day.

For the purposes of this Agreement the following terms shall have the following meaning:

"Business Day" means any day other than Saturday, Sunday or a holiday in which the main offices of credit institutions in Mexico are opened to the public for banking transactions.

"Interests Payment Date" means, with regard to the Loan, the last day of each Interest Period;

"Final Payment Date" means the due date of the term hereof, exactly on December 16, 2003.

"Margin" means seventy-five (75) base points;

"Interest Period" means, with respect to the Loan, each 28 (twenty-eight) calendar days that will serve as the basis for computing the Loan interest caused by the outstanding principal amount; provided however that (i) the first Interest Period shall commence on the date of the drawdown and shall end exactly twenty-eight (28) calendar days thereafter, (ii) the following Interest Periods shall commence on the last day of the immediately preceding Interest Period


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and shall end twenty-eight (28) calendar days thereafter, and (iii) any Interest
Period in effect on the Final Payment Date shall end exactly on that Date;

"TIIE Rate" shall mean the equilibrium interbanking interest rate for the 28 (twenty-eight) day term, or if the end of said period shall fall on a day which is not a Business Day, for the 26-, 27-, 29- or 31-day term as determined by Banco de Mexico and published in the Official Gazette of the Federation, on the business day immediately preceding the date of commencement of each Interest Period. In case the interest rate for any of the above referred Interest Periods shall not be determined by Banco de Mexico, for the purposes of this Promissory Note any rate in substitution of the "TIIE Rate" shall be considered as such when it is so made known by Banco de Mexico.

"Delinquent Interest". If Borrower shall not pay timely any amount due to the Bank pursuant to this Agreement, exception made of interest, such amount shall accrue delinquent interest from due date until final payment, such interest shall be accrued on a daily basis and shall be paid on demand at a rate equivalent to the sum obtained by multiplying the applicable ordinary interest rate for each day in delay by one point five (1.5) times. For the purpose of computing delinquent interests, should the delinquency survive after the Final Payment Date, the last Interest Period shall be considered to end upon payment of all debts that the Borrower may have incurred hereunder.

For the calculation of ordinary interest for each Interest Period, the applicable interest rate per annum shall be divided into three hundred and sixty
(360) the result of which shall be multiplied by the number of calendar days comprised by the relevant Interest Period, including the drawdown date but excluding the payment day. The resulting rate shall be multiplied by the outstanding balance which result shall be the amount of interest that the Borrower must pay to the Bank for each Interest Period.

For the calculation of delinquent interest, the applicable delinquent interest rate shall be divided into three hundred and sixty (360) the result of which shall be applied to all past due outstanding amounts and shall be the delinquent interest for each day that the Borrower shall pay pursuant to this Agreement.

Upfront Fee. Borrower shall pay the Bank an upfront fee in the amount of MXP $465,000.00 (Four hundred and sixty five thousand Pesos, Mexican Currency) as a result of the original Loan to Panamco Holding as described in the Background chapter hereof plus the corresponding Value Added Tax, to be paid by Borrower to the Bank no later than January 7, 2002.

FIFTH. PAYMENT OF PRINCIPAL AND TERM. The Borrower shall pay to the Bank the outstanding balance of the Loan effective on June 4, 2002, in four (4) equal consecutive payments pursuant to the amortization table set forth in EXHIBIT "A" hereto. Such payments of principal shall be made exactly on the dates set forth in EXHIBIT "A".


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In case a Payment Date is not in a Business  Day,  the payment  shall be made on the immediately preceding Business Day.

At all events, there shall be no pending payment on behalf of Borrower of principal or any of the accessories thereof by the Final Payment Date.

Borrower may make advance total or partial payments exclusively on the Interest Payment Dates without a prepayment fee, by giving prior notice in writing to the Bank at least five calendar days in advance. The minimum amount of any advanced payment shall be MXP $25,000,000.00 (twenty five million Pesos, Mexican Currency) or any multiple thereof.

SIXTH. PAYMENT PLACE AND CONDITIONS. All amounts payable by Borrower to the Bank pursuant to this Agreement, including, but not limited to, the principal and interest of the Loan, shall be paid on the dates scheduled without need of a previous demand and to the Bank's satisfaction, in freely transferable and available Mexican Pesos and in same day funds. Payments shall be made in any of the Bank branches located at the Bank's domicile set forth in Clause Thirteenth below, or in any other place that the Bank may notify the Borrower in writing at least ten (10) days in advance of the relevant payment date.

All payments to be made Agreement hereunder that are due on a day other than a Business Day, shall be made on agreed date immediately preceding Business Day.. The Bank shall apply all amounts received in payment by the Borrower as follows:
(i) expenses, duties and taxes that are incurred in the formalization of this Agreement and its guarantees; (ii) collection and enforcement expenses, if any;
(iii) counsel's fees in case of enforcement; (iv) delinquent interest; (v) ordinary interest and, (vi) principal.

SEVENTH. TAXES. The Borrower shall pay to the Bank all principal amounts plus interest and other payable amounts pursuant to this Agreement, free and clear from any deduction, charge or any other tax liability imposed on such amounts now or in the future, payable in any Mexican jurisdiction.

EIGHTH. CREDIT NEGOTIATION. The Bank is expressly authorized to assign or otherwise negotiate the Loan and the Note or Notes, even before the maturity hereof, pursuant to the terms and conditions set forth in Article 299 and other applicable provisions of the General Law of Negotiable Instruments and Credit Transactions.

The Borrower shall not assign or otherwise negotiate any of the rights and obligations hereof, except with the prior written consent of the Bank.

NINTH. AFFIRMATIVE AND NEGATIVE COVENANTS. Until full payment of the principal, interest and other amounts indebted by the Borrower, both the Borrower and the Joint Obligors and Guarantors shall comply with the following covenants, except as otherwise approved by the Bank in writing:

a) Comply with any payment obligations deriving from any loan with the Bank.


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b) Quarterly Financial Statements.  Provide the Bank, within sixty (60) calendar days after the end of each fiscal quarter, with individual and consolidated internal financial statements (balance sheet, profits and loss statements, statements of changes in financial condition and cash flow) duly signed by the relevant financial officer in charge and/or the financial director, stating that such financial statements reasonably reflect the condition of the company, subject to auditing adjustments.

c) Annual Financial Statements. Provide the bank with the annual individual and consolidated financial statements (balance sheet, profits and loss statements, statements of changes in financial condition and cash flow) duly audited by an external firm of public accountants previously accepted by the Bank, within one hundred and twenty (120) calendar days following the closing of the fiscal year. The foregoing documents musts be signed by the corresponding officer in charge of the finances and/or the financial director, stating that such financial statements reasonably reflect the condition of the company.

d) Certificate of Compliance. To provide the Bank with, jointly with the quarterly and annual financial statements referred to in clause b) and c) above, a certificate signed by the relevant officer in charge of finances and/or the financial director, stating that as of the date of the financial statements, the Borrower and the Joint Obligor and Guarantor have complied with all their obligations hereunder and no Event of Default has occurred, or otherwise stating the measures to be adopted to cure such Event of Default.

e) Additional information. To provide the Bank with:

I. Prompt notice in writing, and in no event after ten (10) calendar days from the occurrence of any event that may affect or affects and impairs the current financial situation of its business, or the occurrence of any Event of Default as provided herein, accompanied by a detailed statement of such event and the measures or actions intended to cure the same.

II. Prompt notice in writing, and in no event after fifteen (15) calendar days from the acknowledgment of the existence of any lawsuit or proceeding before any governmental body or labor dispute, provided it may affect or may potentially adversely affect its financial position.

III. The required information to determine the Borrower's credit capacity referred to its business and/or it subsidiaries and its financial situation whenever requested by the Bank.

f) Licenses, Authorizations, etc. Keep in full force and effect, obtain and renew any license, authorization and approvals now or hereinafter required for them to comply with their obligations hereunder, and to comply with any applicable law, regulations and standards of any governmental body, the non-compliance of which could materially and adversely affect


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their capacity to meet their obligations hereunder. Also, to immediately pay any debts on taxes or contributions to the Mexican Institute of Social Security, the Retirement Savings System and to the Mexican Institute of Housing Funding "INFONAVIT", except for such payments being contested in good faith through the proper proceedings and if the corresponding reserves or guarantees pursuant to the applicable laws have been made.

g) Maintenance of Assets. Make such investments as may be required in order to maintain the company's assets or to replace them, and make the necessary repairs and enhancements for such purpose, in order to preserve their plants and facilities in the best working condition.

h) Insurance. Maintain such insurance as may be required to cover the fixed assets of their companies and subsidiaries against such risks that are usual to the business, in such amounts that will suffice to repair or replace them in the event of casualty.

i) Inspection Rights. Permit the Bank's designees the visit to, and inspection of, their businesses and give them access to such data or documents related to the Loan; provided however, that a previous request in writing is made five (5) Business Days in advance.

j. Expenses Pay or reimburse, within thirty (30) calendar days from the execution hereof, any cost in respect of this Agreement, including but not limited to, fees of counsels and other advisors for preparing legal documents, any costs incurred in formalizing this Agreement before a commercial notary public, and costs derived from the payment of dues and contributions incurred in the registration with the corresponding Public Registries, as well as any other similar expenses.

k) Leverage. Joint Obligor and Guarantor and its subsidiaries in a consolidated basis shall maintain, during the term of this Agreement, (i) a Financial Debt (a debt causing the payment of interest) to EBITDAPS (earnings before interest, taxes, depreciation, amortization and profit sharing) ratio no greater than three (3) times, and (ii) a Financial Debt to net worth ratio not greater than one point two (1.2) times) For this purpose, the Financial Debt and the net worth shall be determined based on the Borrower's last report, while EBITDAPS shall be determined on the basis of the accumulation of the last four (4) quarterly periods.

I) Hedge. The Joint Obligor and Guarantor and their subsidiaries, in a consolidated basis, shall maintain during the term of this Loan, an EBITDAPS to paid financial expenses (it being understood as such the payments made in respect of the Financial Debt) ratio of no less than three (3) times. For this purpose, EBITDAPS and financial expenses shall be determined on the basis of the accumulation of the four (4) last quarterly periods.

II) Change of Line of Business . No change in the Borrower's,  Joint Obligor and
Guarantor's   line  of  business   shall  be  made   without  the  Bank's  prior
authorization in writing and they shall remain as ongoing concerns.

m) Dissolution. Neither the Borrower nor the Joint Obligor and Guarantor may be subject to dissolution or liquidation procedures.


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n) Change of  Shareholders.  No change in equity  interests  can be made, if the consequence of such a change is that the Borrower, the Joint Obligor and Guarantor, their subsidiaries, or the administration thereof shall loss their present direct or indirect control over the Borrower. For the purpose hereof, it will be deemed that an entity "has control" over another, if the first one has direct or indirect power to determine the other's direction or administration and policies, as a consequence of the interests held by such party, or due to a contractual provision or otherwise.

n) Encumbrances. Without the Bank's prior authorization in writing, no mortgage, pledge or any other encumbrance whatsoever may be created or be in existence on the current or future fixed assets of the Joint Obligor and Guarantors, by any authorized assignee of the Borrower pursuant to Clause Eight and/or such assignee's subsidiaries, except for any encumbrances created over the current fixed assets the amount of which shall not exceed ten per cent (10%) of the tangible assets value (such tangible assets being defined as the total fixed assets less goodwill). To obtain any future funding, the fixed assets acquired with such funding may be pledged or encumbered in any manner whatsoever. The Borrower, the Joint Obligor and Guarantor, and any Borrower's subsidiary may substitute pledges and other security interests with their creditors if the value of such new guarantees shall not exceed the value of the securities being substituted. For the purpose of this obligation, Joint Obligor and Guarantors certifies that no encumbrance of its property is currently existing.

o) Split-off, Merger or Transfer of Interests. Without the Bank's prior authorization in writing, none of the Borrower or Joint Obligor and Guarantor's subsidiaries may be split-off, merged or transferred, except if (i) such a split-off, merger or transfer shall result in the relevant subsidiary to remain an Affiliate of the Borrower or the Joint Obligor and Guarantor, and (ii) the sale of Maseri de Leon, S.A. de C.V and Industria Metalica de Leon, S.A. de C.V. to third parties. For the purposes hereof, an "Affiliate" is any individual, business, company, joint-venture, trust or any other entity or organization that controls, or is controlled by, or under the control of the entity in question.

p) Dividends. Without the Bank's prior authorization in writing, no dividends can be decreed by the Borrower or the Joint Obligor and Guarantor, if they have not complied with their obligations hereunder, or if such decree may result in the contravention hereof or any other contract with a third party then in effect.

q) Sale of Trademarks. Without the Bank's prior authorization in writing, neither the Borrower nor the Joint Obligors and Guarantors shall sell their trademarks and shall preserve their trademark distribution franchises held by each of them as of the date hereof. Nevertheless they may sell their registered trademarks to any Affiliate, unless they contravene any of their obligations hereunder. For the purposes hereof, a list of the trademarks owned by the Joint Obligor and Guarantor is attached hereto as Exhibit "B" in evidence of its rights pursuant to license agreements.


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r) Preferential Terms on Securities and Payment Flows.  Without the Bank's prior authorization in writing,  neither the Borrower or Joint Obligors and Guarantors
shall  grant  any   preferential   terms  on  securities  or  flow  of  payments
subordinating the Bank's position.

s) Granting of Loans and Securities. Without the Bank's prior authorization in writing, neither the Borrower or the Joint Obligor and Guarantor shall (i) grant loans or securities to any third parties other than their subsidiaries or affiliates; and (ii) grant loans or securities to subsidiaries or affiliates other than in the normal course of business.

t) Cash flow: Without the Bank's prior authorization in writing, neither the Borrower nor the Joint Obligor and Guarantor shall compromise their cash flow in favor of third parties.

u) Amendment of the Bancomer Loan. Without the Bank's prior authorization in writing, neither the Borrower nor the Joint Obligor and Guarantor shall amend the loan agreement referred to in Clause Twelfth hereof.

v) Limit of Indebtedness. Without the Bank's prior authorization in writing, the Borrower shall not incur in additional indebtedness in amounts exceeding USD$25,000,000.00 (twenty five million Dollars, legal tender of the United States of America) with the understanding that (i) for each payment of the principal sum made by the Borrower pursuant to Claus Fifth, the limit set forth hereof shall be increased in the same amount of such payment of principal; and
(ii) to the purposes of this paragraph u) it shall be not considered an "additional indebtedness" of the loan referred to in Clause Twelfth.

If the Borrower or the Joint Obligor and Guarantor shall incur a debt in breach of the obligations provided in preceding clauses r), s) t) and v) the relevant debt shall become subordinated to the preferential position granted to the Bank hereunder.

TENTH. EVENTS OF DEFAULT. The term to pay the Loan or the accessories thereof may be terminated in advance in case of occurrence of the following events (each of which shall be an "Event of Default"):

1. If creditor shall not timely and fully pay any past due advance of the principal amount, accrued interest, fees, cost or expenses as a result of this instrument and related to the Loan;

2. If any Mexican or foreign institution shall declare the acceleration of any payment obligations as a result of a Borrower's or Joint Obligor and Guarantor's default to its present and future obligations, including transactions traded among the public at large; provided however, that (i) such payment obligations shall exceed USD$ 20,000,000.00 (twenty million dollars, legal tender of the United States of America) o its equivalent in Mexican currency, or (ii) the actions taken by the creditor are to the Bank's disadvantage in respect to this Credit's collection;

3. If Borrower or any Joint Obligor and Guarantor shall cease to pay without cause any tax obligation, contributions to the Mexican Institute of Social Security, the INFONAVIT or the Retirement Savings Systems (or a contribution to the corresponding Retirement Fund Administrators, if any) except when making the corresponding reserves and the payments thereto are being contested in good faith; or if the Borrower, any of the Joint Obligor and Guarantor and/or their subsidiaries shall be declared on strike or intervened, and their payment capacity shall be at risk, or in case of any conflicts that may adversely affect the good operation of the Borrower or the Joint Obligor and Guarantor and/or their subsidiaries, except whenever said conflicts are contested in good faith and the relevant reserves have been made;

4. If Borrower, the Joint Obligor and Guarantor and their subsidiaries shall not deliver the information required hereunder, provided such default shall not be not cured within five (5) Business Day from the date of notification;

5. If any of the Borrower or the Joint Obligor and Guarantor's assets are seized by a judicial, administrative or other authority, the value of which exceeds USD$ 20,000,000.00 (Twenty million Dollars, legal tender of the United States of America) or its equivalent in Mexican currency;

6. If a proceeding shall be brought by or against the Borrower or the Joint Obligor and Guarantor in order to have them adjudged in bankruptcy;

7. If Borrower or the Joint Obligor and Guarantor be adjudged the payment of an amount exceeding or equal to USD$20,000,000.00 (Twenty million dollars, legal tender of the United States of America) or its equivalent in Mexican currency and there were no reserves theretofore or any remedy of appeal or other proceeding against such judgment;

8. If Borrower or the Joint Obligor and Guarantor shall not comply with its payment obligations on the Financial Debt for an amount exceeding USD $20,000,000.00 (Twenty million dollars, legal tender of the United States of America) its equivalent in any another currency in respect of any debt under any other agreements, notes or other instruments covering Financial Debt, or if such debt is accelerated by the corresponding creditors;

9. If Creditor or the Joint Obligor and Guarantor decrees the payment of dividends while the Borrower is in default in the payment of fees, interest, principal and/or any other costs referred to the Loan, or if the Joint Obligor and Guarantor is in default with respect to any of the financial ratios set forth in paragraphs k) and l) of Clause Ninth hereunder, or if as the result of the dividends paid, the Borrower or the Joint Obligor and Guarantor shall fail to comply with any of its commitments hereunder;

10. If for any Interest Period it is determined that the interest rate cannot be defined, and/or the basis for the funding cost shall not reflect the manner in which the Loan is maintained and/or funded, without prejudice of the right of the parties to enter into an amendment agreement,

11. If any of the Joint Obligor and Guarantor shall split-off or merge, thereby affecting its corporate structure and financial good standing in such a way that the financial ratios established in paragraphs k) and l) of Clause Ninth hereunder are not complied with,

12. If Borrower shall incur in an event of default under the loan referred to in Clause Twelfth. or

13   If Borrower shall not comply with any of its obligations hereunder.

If any of the above mentioned Events of Default shall occur, the Bank may accelerate the term for payment of the Loan and other accessories set forth herein and the Borrower shall pay the Bank forthwith the total amount of such Loan as well as all other outstanding amounts hereunder, in which case, any promissory note or notes subscribed by the Borrower shall become immediately due and payable.

ELEVENTH. JOINT OBLIGOR AND GUARANTOR. Panamco Mexico, S.A. de C.V. is hereby constituted joint obligor with the Borrower in respect to any and all obligations deriving from this Agreement attributable to the Borrower to the benefit of the Bank, in terms of the joint liability set forth in Articles 1987 and 1988 of the Civil Code for the Federal District.

This joint liability includes the total payment of the Loan's principal plus the payment of interest, fees and other related accessories that may arise therefrom.

In addition, the Joint Obligor undertakes to subscribe, as Guarantor, the promissory note or notes that evidence the drawdowns of the Loan subject matter of this Agreement.

TWELFTH. THE BANCOMER CREDIT. The parties acknowledge that on December 28, 2001, Panamco Golfo shall assume the Panamco Holding's obligations and Panamco Mexico shall become the Joint Obligor and Guarantor under the loan agreement with BBVA Bancomer, S.A., Institucion de Banca Multiple, Grupo Financiero BBVA Bancomer, on December 18, 2001, and in the amount of MXP 465,000,000 (Four hundred and seventy five million pesos Mexican Currency) (hereinafter the "Bancomer Loan".)



The parties agree that the Loan subject matter of this Agreement and the ING Loan shall have the same priority.

THIRTEENTH. NOTICES. Any communication to be given among the parties hereto shall be given in writing by registered mail return receipt requested, and addressed to the corresponding party, in an unquestionable manner, to the following addresses of the parties:

IF TO THE BANK:   Bosques Alisos No. 45-B, Piso 3
                  Colonia Bosques de las Lomas, C.P. 05120
                  Delegacion Miguel Hidalgo,
                            Mexico, Distrito Federal

IF THE BORROWER:  Blvd. Manuel Avila Camacho No. 40, piso 21
                  Col. Lomas de Chapultepec, C.P. 11000
                  Delegacion Miguel Hidalgo
                  Mexico, Distrito Federal


IF TO JOINT OBLIGORS AND
GUARANTORS:       Blvd. Manuel Avila Camacho No. 40, piso 21
                  Col. Lomas de Chapultepec, CC.P. 11000
                  Delegacion Miguel Hidalgo
                  Mexico, Distrito Federal

Any change in the Borrower's or the Joint Obligor and Guarantors' addresses must be notified to the Bank in writing, return receipt requested, at least ten (10) calendar days in advance to the effectiveness of said change. Otherwise, all notices or any other judicial or extra judicial notices given to the addresses set forth herein shall be considered as validly made for all legal effects that may apply.

FOURTEENTH. EXPENSES. The Borrower shall pay to the Bank, (i) any and all costs, expenses, notaries and brokerage fees, taxes and all the necessary protocolization, formalization and registry duties for the execution hereunder and, as the case may be, for the creation and maintenance of the guarantees as agreed hereunder, and (ii) all such costs, expenses and legal fees as may be incurred by Bank in the event a legal action is initiated as a result of this Agreement or any other instrument executed thereunder.

FIFTEENTH. CREDIT INFORMATION. Borrower expressly represents that it has knowledge that the companies supplying credit information are aimed at providing such services on the credit transactions of credit institutions with individuals and companies, therefore Borrower has no inconvenience and agrees that the Bank may provide information referred to this Loan to one or more of the above mentioned companies.

Also, Borrower hereby expressly authorizes the Bank, if deemed convenient at any time, to request information on the Borrower's creditworthiness from the above mentioned companies.

Borrower waives any right to initiate any legal proceeding against the Bank that may arise as the result of the Banks making use of the authority vested to it herein.

SIXTEENTH. SET-OFF. In the event that Borrower must pay the Bank, at any time, any sum pursuant to this instrument and Borrower shall fail to comply with such payment obligation, Borrower hereby irrevocably authorizes the Bank, to the extent authorized by statute, to debit any of the Borrower's deposit and/or account with the Bank (including, but not limited to, demand deposits or, savings, term, demand, provisional or final accounts; investment accounts of whatever nature, with special inclusion of the amounts that the Bank's trustee division maintains in the name of the Borrower pursuant to any investment contract) and to set-off any debt the Borrower may have with the Bank regardless of the reason, up to an amount that is equal to the amount indebted to the Bank, without need of any requirement, notice or demand whatsoever.

The Bank shall notify the Borrower, as soon as practicable, of any charge or set-off it may have made in accordance with this clause, provided however that the absence of such notice shall not affect in any other manner the validity of such charge or set-off. The Banks right pursuant to this clause is in addition of any other right (including other set-off rights) that the Bank might have.

SEVENTEENTH. NOTICE OF TERMINATION OF COMMITMENT. It is expressly agreed that the Bank has the right to terminate the commitment hereunder on an unilateral basis at any time whatsoever pursuant to Article 294 of the General Law of Negotiable Instruments and Credit Transactions, by means of a notice in writing to the Borrower.

EIGHTEENTH. DISCLOSURE OF TERMS AND CONDITIONS. Except as provided in Clause Fifth, the terms and conditions hereunder cannot be made known to the public without the prior consent of the parties; without prejudice of the requirements of competent authorities and of the obligations such parties may be subject to under applicable laws.

NINETEENTH. EFFECTIVENESS. This Agreement reflects the terms and conditions under which the parties are bound as of December 28, 2001, as a result of the agreements referred to in paragraphs B and C of the Background chapter hereof. In the foregoing terms, this agreement shall be in effect as of December 28, 2001 and shall substitute and supersede the agreement described in paragraph A of the Background chapter hereof, but it shall not imply a renewal of the obligations therefrom.

TWENTIETH. JURISDICTION AND APPLICABLE LAW. For the interpretation of, and compliance with, this Agreement the parties submit themselves to the applicable laws, and to the jurisdiction of the competent courts of Mexico City, Federal District, expressly waiving hereby, any other jurisdiction that may correspond to them in view of their present or future domiciles, or otherwise.

In witness whereof, the parties hereto have caused this Agreement to be executed in three counterparts, one counterpart for each party, in Mexico City, Federal District, on December 18, 2001, for all legal effects to become effective on December 28, 2001.

                                    THE BANK
                            ING BANK (MEXICO), S.A.,
                         INSTITUCION DE BANCA MULTIPLE,
               ING. BARING GRUPO FINANCIERO (MEXICO), S.A. DE C.V.

                                 Represented by:

                              (Illegible signature)
                            Gerda Hitz Sanchez Juarez

                                  THE BORROWER
                           PANAMCO GOLFO, S.A. DE C.V.

                                 Represented by:
(Illegible signature)                           (Illegible signature)
Benjamin Santana Ruiz                           Gerardo Pinto Urrutia

                           JOINT OBLIGOR AND GUARANTOR
                          PANAMCO MEXICO, S.A. DE C.V.

                                 Represented by:
(Illegible signature)                           (Illegible signature)
Benjamin Santana Ruiz                           Gerardo Pinto Urrutia

                                                                     EXHIBIT "A"


                               AMORTIZATIONS TABLE

---------------------------------------------------------------------------
PAYMENT DATE                                    PRINCIPAL AMOUNT TO BE PAID
---------------------------------------------------------------------------
June 4, 2002                                        MXP$116,250,000.00
---------------------------------------------------------------------------
December 17, 2002                                   MXP $116,250,000.00
---------------------------------------------------------------------------
June 3, 2003                                        MXP $116,250,000.00
---------------------------------------------------------------------------
December 16, 2003                                   MXP $116,250,000.00
---------------------------------------------------------------------------

                                                                     EXHIBIT "B"



                                   TRADEMARKS



I.      Trademarks under the Coca-Cola Company license

        1.    Coca-Cola
        2.    Coca-Cola Light
        3.    Fanta
        4.    Sprite
        5.    Sprite Light
        6.    Fresca
        7.    Lift
        8.    Delaware Punch
        9.    Chispa
        10.   Fruitopia
        11.   Senzao
        12.   Powerade
        13.   Quatro
        14.   Beat
        15.   Sonfil


II.     Trademarks owned y Panamco Mexico, S.A. de C.V. or its subsidiaries:

        1.    Risco
        2.    Keloco
        3.    Plastesha